                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                                    X
                                                                         -----
Filed by a party other than the Registrant
                                                                         -----
Check the appropriate box:

    Preliminary Proxy Statement
---
    Confidential, for Use of the Commission Only (as permitted by Rule
---
    14a-6(e)(2))
 X  Definitive Proxy Statement
---
    Definitive Additional Materials
---
    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
---
                        PRINCETON NATIONAL BANCORP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)

         Payment of Filing Fee (Check the appropriate box):

           X  No fee required.
          ---
              Fee computed on table below per Exchange Act Rules 14a-6(i)(1) --- and 0-11.

             (1) Title of each class of securities to which transaction applies:
                 ---------------------------------------------------------------
             (2) Aggregate number of securities to which transaction applies:
                 ---------------------------------------------------------------

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             (4) Proposed maximum aggregate value of transaction:

             (5) Total fee paid:
                                 -----------------------------------------------
                 Fee paid previously with preliminary materials.
             ---
                 Check box if any part of the fee is offset as provided by
             ---
                 Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

                 Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 (1) Amount Previously Paid:
                                            ------------------------------------
                 (2) Form, Schedule or Registration Statement:
                                                              ------------------
                 (3) Filing Party:
                                  ----------------------------------------------
                 (4) Date Filed:
                                ------------------------------------------------

                        PRINCETON NATIONAL BANCORP, INC.


                                     NOTICE

                                       of

            Annual Meeting of Stockholders To Be Held April 14, 1998


To the Stockholders of
PRINCETON NATIONAL BANCORP, INC.

The Annual Meeting of Stockholders of Princeton National Bancorp, Inc., a Delaware corporation, will be held at The Galleria, 1659 North Main Street, Princeton, Illinois, on Tuesday, April 14, 1998 at 10:00 a.m., for the following purposes:

(1)      To elect three directors for a term of three years;

(2) To consider and vote upon the adoption of the Princeton National Bancorp, Inc. Stock Option Plan; and

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on February 27, 1998 will be entitled to notice of and to vote at the meeting.

The Company's Annual Report to Stockholders for the year ended December 31, 1997 is enclosed.

IMPORTANT! TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

No postage is required if the proxy is mailed in the United States.



                                 Lou Ann Birkey
                                 Assistant Vice-President
                                 and Corporate Secretary


Princeton, Illinois
March 6, 1998

                        PRINCETON NATIONAL BANCORP, INC.
                              606 SOUTH MAIN STREET
                            PRINCETON, ILLINOIS 61356

                                 PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Princeton National Bancorp, Inc. (the "Company"), from holders of the Company's outstanding shares of common stock, par value $5.00 per share (the "Common Stock"), for use at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 14, 1998 at The Galleria, 1659 North Main Street, Princeton, Illinois, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting and in this Proxy Statement. The Company will bear the costs of soliciting proxies from its stockholders. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone or in person. This Proxy Statement and form of proxy are first being mailed to the Company's stockholders on or about March 6, 1998.

VOTING AT THE ANNUAL MEETING

The close of business on February 27, 1998, has been fixed as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, 2,677,542 shares of Common Stock were outstanding and are entitled to vote at the Annual Meeting.

Each proxy that is properly signed and received prior to the Annual Meeting will, unless such proxy has been revoked, be voted in accordance with the instructions on such proxy. If no instructions are indicated, proxies will be voted "for" the election of all nominees named in the proxy, "for" adoption of the Company's Stock Option Plan and in the discretion of the persons named in the proxy on such other matters as may properly come before the Annual Meeting. Any stockholder has the right to revoke a proxy at any time prior to its exercise at the Annual Meeting. A proxy may be revoked by properly executing and submitting to the Company a later-dated proxy or by mailing written notice of revocation to Princeton National Bancorp, Inc., 606 South Main Street, Princeton, Illinois 61356, Attention: Lou Ann Birkey, Assistant Vice-President and Corporate Secretary. A stockholder may also revoke a proxy by appearing at the Annual Meeting and voting in person. Proxies are valid only for the meeting specified therein, or any adjournments of such meeting.

A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of the outstanding Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the judges of election appointed for the meeting. The judges will determine whether a quorum is present and will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under certain circumstances, a broker or other nominee may have discretionary authority to vote shares of Common Stock if instructions have not been received from the beneficial owner or other person entitled to vote. If a broker or other nominee indicates on the proxy that it does not have instructions or discretionary authority to vote certain shares of Common Stock on a particular matter, those shares will not be considered as present for purposes of determining whether a quorum is present or whether a matter has been approved.

The three nominees for director who receive the greatest number of votes cast in person or by proxy at the Annual Meeting shall be elected directors of the Company. The vote required for the adoption of the Stock Option Plan is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. For purposes of determining stockholder approval of the Stock Option Plan, abstentions will be treated as being voted against such matter.

         Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted FOR the nominees for directors named below, and FOR approval of the Princeton National Bancorp, Inc. Stock Option Plan and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Company's Board of Directors is currently composed of ten directors who are divided into three classes. One class is elected each year for a three-year term. At the Annual Meeting, Dr. Hutchinson and Messrs. Lasier and Samet will be nominated to serve in Class III until the Annual Meeting of Stockholders to be held in 2001 and until their successors have been duly elected and qualified.

All of the nominees are currently serving as directors of the Company. Each of the nominees has agreed to serve as a director if elected, and the Company has no reason to believe that any nominee will be unable to serve. In the event of the refusal or inability of any nominee for director of the Company to serve as director, the persons named in the accompanying form of proxy shall vote such proxies for such other person or persons as may be nominated as directors by the Board of Directors of the Company, unless the number of directors shall have been reduced by the Board.

The principal occupation of each person nominated for election as a director, and each director continuing in office, his age, the year in which he first became a director and the number of shares of Common Stock that such person beneficially owned as of February 27, 1998 are listed below. Except as set forth below, the nature of each director's beneficial ownership is sole voting and investment power. All of the nominees and directors continuing in office, other than Messrs. Ervin Pietsch and John Ernat, also served on the board of directors of the Company's wholly owned subsidiary, Citizens First National Bank ("Citizens Bank") during 1997.

The Board of Directors unanimously recommends that stockholders vote "FOR" the election of the three nominees listed below.


                                                                                                        AMOUNT OF SHARES
                                                                                                        OF COMMON STOCK
                                                                                                       BENEFICIALLY OWNED
                                            PRINCIPAL OCCUPATION                      DIRECTOR           AND NATURE OF
                                             DURING PAST 5 YEARS            AGE        SINCE         BENEFICIAL OWNERSHIP(1)
                                             -------------------            ---        -----         --------------------

CLASS III NOMINEES FOR THREE-YEAR TERMS

Dr. Harold C. Hutchinson, Jr.         Retired dentist                       65          1989                 7,4582(2)

Thomas R. Lasier                      Retired in 1993 as President
                                      and General Manager of
                                      LCN Closers, a division in
                                      Ingersoll-Rand that
                                      manufactures hardware for
                                      more than 5 years prior to
                                      retirement                            62          1983                 14,0503(3)

Stephen W. Samet                      President and General
                                      Manager of WZOE, Inc., a
                                      commercial radio
                                      broadcasting company                  53          1986                 4,1414(4)


                                                                                                        AMOUNT OF SHARES
                                                                                                        OF COMMON STOCK
                                                                                                       BENEFICIALLY OWNED
                                            PRINCIPAL OCCUPATION                      DIRECTOR           AND NATURE OF
                                             DURING PAST 5 YEARS            AGE        SINCE         BENEFICIAL OWNERSHIP(1)
                                             -------------------            ---        -----         --------------------
CLASS I CONTINUING DIRECTORS -- TERM EXPIRES IN 1999
Craig O. Wesner                       Manager of Bureau Services
                                      Company, a farm supply                56          1997                  4,125
                                      cooperative

Don S. Browning                       President of Browning Ford,
                                      Inc., a Ford new car and
                                      truck dealer, and President
                                      of Browning Chrysler, Inc.,
                                      a Chrysler new car and truck
                                      dealer                                57          1983                  8,218

Donald E. Grubb                       Farmer                                57          1991                 5,418(5)

Ervin I. Pietsch                      Vice President, Corporate
                                      Quality, Ideal Electrical
                                      Products                              57          1993                  3,058


CLASS II CONTINUING DIRECTORS -- TERM EXPIRES IN 2000

John Ernat                            Farmer                                49          1994                  3,634

Tony J. Sorcic                        President and Chief
                                      Executive Officer of the
                                      Company                               44          1986                 9,024(6)

Thomas M. Longman                     President of D.B.P. Inc., a
                                      supplier of business forms
                                      and office products                   47          1991                 4,881(7)



(1) All directors and executive officers of the Company as a group beneficially own 70,338 shares of Common Stock, 2.63% of the outstanding Common Stock.

(2) Includes 6,397 shares held in trust for which Dr. Hutchinson is the trustee and beneficiary.

(3) Includes 750 shares held in trust and 2,250 shares held by his wife.

(4) Includes 300 shares held by his wife and 134 shares held by his son.

(5) Includes 825 shares held by his wife.

(6) Includes 1,598 shares held by his wife and 390 held by or in custody for his sons.

(7) Includes 700 shares held by his wife.

BOARD OF DIRECTOR MEETINGS AND COMMITTEES

The Board of Directors held six meetings during 1997. The Board of Directors has an Executive Committee and an Audit Committee, and the Board as a whole operates as a committee to nominate directors. Each director of the Company attended at least 75% of the meetings of the Board of Directors and the Committees on which he served.

The Executive Committee is authorized, to the extent permitted by law, to act on behalf of the Board of Directors of the Company in the interim between meetings of the Board. Directors Thomas R. Lasier, Don S. Browning, Tony J. Sorcic and Stephen W. Samet are members of the Executive Committee. The Committee did not meet during 1997.

The Audit Committee has the responsibility for reviewing the scope of internal and external audit procedures, reviewing the results of internal and external audits conducted with respect to the Company and Citizens Bank and periodically reporting on such results to the Board of Directors. Directors Don S. Browning, Stephen W. Samet and Craig O. Wesner are members of the Audit Committee. The Committee met four times during 1997.

The Board of Directors of Citizens Bank held 24 meetings during 1997. The Board of Directors of Citizens Bank has Auditing & Accounting, Trust Auditing & Accounting, Loan, Trust & Farm Management, Marketing & Sales Management, CRA & Compliance, Personnel Policy & Salary, Executive and Asset/Liability Management Committees. The Committees collectively held a total of 55 meetings during 1997. Each director of Citizens Bank attended at least 75% of the meetings of the Citizens Bank Board of Directors and the Committees on which he served.

COMPENSATION OF DIRECTORS

Each director of the Company who is not also an employee of the Company or an employee or director of Citizens Bank received a $250 fee for each Board meeting attended. Each director of the Company who is also a director of Citizens Bank and who is not an employee of the Company or Citizens Bank received a $100 fee for each Board meeting of the Company attended in 1997. Each director of the Company, other than Messrs. Pietsch and Ernat, is also a director of Citizens Bank.

During 1997, each director of Citizens Bank who is not also an employee was paid a retainer ($10,300 per annum) plus a fee for each Board and committee meeting attended. Each director of Citizens Bank who is not also an employee, other than the Chairman of the Board, received a $25 fee for each Citizens Bank Board meeting and committee meeting attended in 1997. After attending five meetings of the same committee, the director received a $50 fee for each subsequent meeting of the same committee in 1997. The Chairman of the Board of Citizens Bank received a $100 fee for each meeting of the Board attended in 1997. In addition, Citizens Bank paid $1,890 of organization dues on behalf of the Chairman of the Board of Citizens Bank during 1997.

                                   PROPOSAL 2
                  APPROVAL OF PRINCETON NATIONAL BANCORP, INC.
                                STOCK OPTION PLAN

BACKGROUND

         The Board of Directors approved the adoption of the Princeton National Bancorp, Inc. Stock Option Plan (the "Plan") on March 4, 1998 (the effective date of the Plan), subject to the approval of the Plan by the stockholders at the Annual Meeting. Stock options may be granted under the Plan on and after the effective date, provided that the stockholders approve the Plan. Awards of incentive stock options may not be granted after March

4, 2008. The discussion which follows is qualified in its entirety by reference to the Plan, a copy of which is attached to the Proxy Statement as Appendix A.

         The aggregate number of shares of the Company's Common Stock that may be issued and outstanding pursuant to the exercise of options under the Plan (the "Option Pool") will not exceed 135,000 shares. Shares of the Company's Common Stock which would have been issued pursuant to the exercise of a stock option, but are withheld as payment of the option price may be added back into the Option Pool and reissued. Common shares covered by terminated and expired options may also be added back to the Option Pool. In the event of any change in the outstanding common shares of the Company as a result of a merger, reorganization, stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, appropriate proportionate adjustments will be made to both the terms of the Plan and any awards granted under the Plan which are determined on a per share basis, including, but not limited to, the amount of common shares in the Option Pool, the exercise price, and number of common shares associated with an outstanding option. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of the Company's Common Stock or securities convertible into or exchangeable for shares of the Company's Common Stock.

PURPOSE AND ELIGIBILITY

         The purpose of the Plan is to advance the interests of the Company and its stockholders by helping the Company and its subsidiaries attract and retain the services of highly qualified employees and officers, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company. The Plan is also established with the objective of encouraging stock ownership by such employees and officers and aligning their interests with those of stockholders.

         The objectives of the Plan will be accomplished by the granting of stock option awards to selected key employees and officers. Key employees and officers selected to participate in the Plan may be eligible for the grant of incentive stock options ("ISOs")and non-qualified stock options ("NSOs").

         Eligible Participants are defined in the Plan to mean employees, officers or directors of the Company or its subsidiaries. Eligible Participants may be granted ISOs or NSOs under the Plan if so selected by Citizens Bank's Directors Personnel Policy and Salary Committee (the "Committee"). Approximately 233 persons qualify as Eligible Participants at this time. The Committee currently anticipates that up to approximately 22 employees may be awarded stock option grants under the Plan in 1998. With respect to ISOs only, this definition does not include persons who have been on leave of absence for greater than 90 days, unless re-employment is guaranteed by law or contract.

ADMINISTRATION

         With respect to persons subject to the short-swing profit liability provisions of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Board will generally administer the Plan. In all other cases, the Plan shall be administered by the Committee, although the Committee may delegate its powers or duties to employees of the Company or any of its subsidiaries, as it deems appropriate. In addition, the Board is authorized to act in all cases in the place of the Committee. Under the terms of the Plan, the Committee has full and final authority in its discretion: (i) to select and approve the persons to whom options will be granted under the Plan from among the Eligible Participants, including the number of options and the amount of the Company's Common Stock available for purchase under such option so granted to each person;
(ii) to determine the period or periods of time during which options may be exercised or become exercisable, the exercise price and the duration of such options, the date on which options are granted, and any other matters to be determined by the Committee in connection with specific option grants and option agreements as specified under the Plan; and (iii) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the operation and administration of the Plan. Operation of the Plan is intended to avoid giving rise to any potential short-swing profit liability under Section 16 of the Exchange Act.

AMENDMENT AND TERMINATION

         The Committee may amend, and the Board may suspend or discontinue the Plan at any time, provided that: (i) no such action may, without the approval of the stockholders of the Company, materially increase (other than by reason of an adjustment as discussed above) the maximum aggregate number of common shares issuable under the Plan, or increase the maximum total number of common shares issuable to an Eligible Participant under the Plan; (ii) no action of the Committee will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Committee specifically declares such action to be made for that purpose; and, (iii) no action of the Committee shall alter or impair any option previously granted or awarded under the Plan without the consent of such affected option holder.

INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS

         The Plan authorizes the grant of both ISOs and NSOs, both of which are exercisable for shares of the Company's Common Stock. The price that an option holder must pay in order to exercise an option may be stated in terms of a fixed dollar amount, a percentage of fair market value at the time of the grant, or such other method as determined by the Committee in its discretion. In no event shall the option price for an ISO or an NSO be less than the fair market value per share of the Company's Common Stock on the date of the option grant. In the case of ISOs granted to persons possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Company and/or its subsidiaries, the option price will be no less than 110 percent of the fair market value per share of the Company's Common Stock on the date of the grant. The fair market value shall mean the average of the high and low prices reported for the market in which the common shares are traded on the date of the grant or, if no trading occurred on that date, on the latest trading date prior to such date. An option holder may pay all or a portion of the option price, and/or the tax withholding liability, if applicable, by surrendering common shares already owned or by withholding common shares to be issued under the option being exercised. To the extent that common shares are withheld as payment for all or a portion of the option price of an ISO, the withholding of such common shares will be treated as a Disqualifying Disposition, thus subjecting the exercise to immediate tax consequences. See "Certain Federal Income Tax Consequences" below.

         The period during which an option may be exercised shall be determined by the Committee at the time of the option grant and, for ISOs, may not extend more than ten years from the date of the grant, except in the case of ISOs granted to persons possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Company and/or its subsidiaries in which case the option period will not exceed five years from the date of grant.

         To the extent not previously exercised, each ISO will terminate upon the expiration of the option period specified in the option agreement provided, however that, subject to the discretion of the Committee, each ISO will terminate, if earlier: (i) immediately after the date that the option holder ceases to be an Eligible Participant for any reason other than death, disability, or retirement; (ii) three years after the date that the option holder ceases to be an Eligible Participant by reason of such person's death or disability; provided, however, that the ISO will convert to an NSO if exercised more than 12 months after death or disability; or (iii) three years after the option holder ceases to be an Eligible Participant by reason of such person's retirement; provided, however, that the ISO will convert to an NSO if exercised more than 3 months after retirement.

         To the extent not previously exercised, each NSO will terminate upon the expiration of the option period specified in the option agreement provided, however that, subject to the discretion of the Committee, each NSO will terminate, if earlier: (i) immediately after the date that the option holder ceases to be an Eligible Participant for any reason other than death, disability, or retirement; or (ii) three years after the date that the option holder ceases to be an Eligible Participant by reason of such person's death, disability or retirement.

TRANSFERABILITY; DIVIDEND AND VOTING RIGHTS; WITHHOLDING

         The terms of the Plan provide that ISOs are not transferable other than by will or the laws of descent and distribution. NSOs may not be transferred other than by will, the laws of descent and distribution, or, at the discretion of the Committee, by direct gift to a family member or gift to a family trust or family partnership. Holders of ISOs or NSOs shall have no dividend rights or voting rights until the options have been exercised.

         The Plan provides that recipients of options pay all required local, state and federal withholding taxes associated with the exercise of such options in cash unless the Committee, in its discretion, permits the option holder to pay such withholding liability by surrendering common shares already owned, or by withholding common shares issued pursuant to the option being exercised.

CHANGE IN CONTROL

         In the event of a change in control of the corporation or a liquidation or dissolution of the corporation, on the effective date of such change in control, all options shall become fully exercisable.

         For purposes of the Plan, a change of control of the Company shall have occurred:

         (i) on the scheduled expiration date of a tender offer by, or exchange offer by any corporation, person, other entity or group (other than the Company or any of its wholly-owned subsidiaries), to acquire voting stock of the Company if:

                  (1) after giving effect to such offer such corporation, person, or other entity or group would own 25 percent or more of the voting stock of the Company;

                  (2) there shall have been filed documents with the Securities and Exchange Commission in connection therewith (or, if no such filing is required, public evidence that the offer has already commenced); and

                  (3) such corporation, person, or other entity or group has secured all required regulatory approvals to own or control 25 percent or more of the voting stock of the Company;

         (ii) if the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation in a transaction in which neither the Company nor any of its wholly-owned subsidiaries will be the surviving corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets to any corporation, person, other entity or group (other than the Company or any of its wholly-owned subsidiaries), and such definitive agreement is consummated;

         (iii) if any corporation, person, or other entity or group (other than the Company or any of its wholly-owned subsidiaries) becomes the beneficial owner (as defined in the Company's Articles of Incorporation) of stock representing 25 percent or more of the voting stock of the Company; or

         (iv) if during any period of two consecutive years continuing directors cease to comprise a majority of the Company's Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Internal Revenue Code of 1986, as amended (the "Code") and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

         THE DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH BELOW IS INCLUDED FOR INFORMATIONAL PURPOSES ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING OR PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE, AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. EACH PARTICIPANT IN THE PLAN SHOULD CONSULT HIS OR HER TAX ADVISOR REGARDING SPECIFIC TAX CONSEQUENCES INCLUDING THE APPLICATION AND EFFECT OF STATE AND LOCAL TAX LAWS.

         Incentive Stock Options. ISOs granted under the Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to
Section 422, the grant and exercise of an ISO generally will not result in taxable income to the option holder (with the possible exception of alternative minimum tax liability) if the option holder does not dispose of common shares received upon exercise of such option within one year after the date of exercise and two years after the date of grant (either type of disposition hereinafter referred to as a "Disqualifying Disposition"), and if the option holder has continuously been an Eligible Participant from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability) (hereinafter referred to as the "Employment Requirement"). The Company will not be entitled to a deduction for income tax purposes in connection with the grant or exercise of an ISO. Additionally, the Company will not be entitled to a deduction at the time common shares acquired pursuant to an ISO are disposed of, provided that the option holder has satisfied the Employment Requirement and the disposition is not a Disqualifying Disposition.

         Disposition of common shares acquired pursuant to an ISO, except in the case of a Disqualifying Disposition, will result in long-term capital gain or loss taxation of the option holder on the difference between the amount realized upon disposition and the option price. An option holder who, in a Disqualifying Disposition, disposes of common shares acquired pursuant to an ISO, will be required to notify the Company and will immediately recognize the gain on the disposition as ordinary income. In the event of a Disqualifying Disposition, the Company will be entitled to a deduction in the amount of income recognized by the option holder.

         Pursuant to the Code and the terms of the Plan, the Committee will designate all options granted under the Plan as either ISOs or NSOs. To the extent that the fair market value of the Company's Common Stock (determined at the time an option is granted) with respect to which all ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such option shall be treated for all purposes under the Plan as an NSO.

         Non-Qualified Stock Options. For NSOs, or ISOs which have converted to NSOs for any reason, the difference between the market value of the Company's Common Stock on the date of exercise and the option price will constitute taxable ordinary income to the option holder on the date of exercise. The Company will be entitled to a deduction in the same year in an amount equal to the income taxable to the option holder. The option holder's basis in shares of the Company's Common Stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of such the Company's Common Stock by the option holder will be taxed as a capital gain or loss to the option holder, and will be long-term capital gain or loss if the option holder has held such Company Common Stock for more than one year at the time of sale.

         Pursuant to the terms of the Plan, the Committee will require any recipient of common shares upon the exercise of an NSO to pay the Company, in cash, by surrendering common shares already owned, by withholding common shares issued pursuant to the option being exercised, or in such other form as the Committee may determine in its discretion, the amount of any tax or other amount required by any governmental authority to be withheld and paid by the Company to such authority for the account of such recipient.

PERFORMANCE-BASED COMPENSATION -- SECTION 162(M) REQUIREMENT

         The Plan is intended to preserve the Company's tax deduction for certain awards made under the Plan by complying with the terms of Section 162(m) of the Code and regulations relating thereto.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                            APPROVAL OF THE PLAN.


                             EXECUTIVE COMPENSATION

SUMMARY

The following table summarizes compensation for services to the Company and Citizens Bank for the years ended December 31, 1997, 1996 and 1995 paid to or earned by the Chief Executive Officer of the Company and the other executive officer of the Company whose salary and bonus exceeded $100,000 for the year ended December 31, 1997.

                           SUMMARY COMPENSATION TABLE

=======================================================================================================
Name and Principal                                                                     All Other
Position                      Year          Salary($)           Bonus($)            Compensation($)(1)
-------------------------------------------------------------------------------------------------------
Tony J. Sorcic                1997          157,258             32,104                   12,313
President and Chief           1996          148,020             11,000                    9,829
Executive Officer             1995          123,420                  0                    3,965
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
James B. Miller               1997           97,625             20,207                    7,622
Executive Vice                1996           90,860              1,500                    5,988
President                     1995           83,562                  0                    2,686
=======================================================================================================

(1) The compensation reported represents Company matching contributions to the Company 401(k) Plan and Company contributions to the Profit Sharing Plan.

EMPLOYMENT AGREEMENTS

Mr. Sorcic has an employment agreement with the Company which provides for his full-time employment in his present capacity at a base compensation of $141,700 per year, or such increased amount as the Board of Directors of Citizens Bank may determine, plus fringe and health and welfare benefits, effective October 1, 1995. His term of employment is continuously extended so as to have a remaining term of one year, unless terminated sooner as a result of good cause or for good reason (each as defined in the Agreement).

Upon certain changes in control of the Company or Citizens Bank, Mr. Sorcic would be entitled to receive a lump sum payment equal to his monthly salary times the greater of twenty-four and the balance of the term under the Agreement (the "Severance Period"). Mr. Sorcic also would be entitled to receive all benefits accrued under any incentive and retirement plan of the Company and, during the Severance Period, he and his dependents would continue to be covered by all welfare plans of the Company.

COMPENSATION COMMITTEE REPORT

The Company does not have a Compensation Committee of the Board of Directors. During 1997, the Board of Directors established the compensation procedures and policies and determined the compensation of the President and Chief Executive Officer of the Company. The Chief Executive Officer of the Company is also the President of Citizens Bank and, as a result, he receives compensation only from Citizens Bank for services to the Company and Citizens Bank. During 1997, the Directors' Personnel Policy and Salary Committee of Citizens Bank (the "Committee") established the compensation procedures and policies for Citizens Bank and determined the compensation of all of the executive officers of Citizens Bank. Messrs. Thomas R. Lasier, Stephen W. Samet, Craig O. Wesner and Tony J. Sorcic were members of the Committee during 1997. All decisions by the Committee are reviewed and approved by the Board of Directors of Citizens Bank.

The compensation philosophy and objectives of the Company and Citizens Bank include attracting and retaining the best possible executive talent, motivating executive officers to achieve the performance objectives of the Company and Citizens Bank, rewarding individual performance and contributions and linking executive and stockholder interests.

Executive compensation consists of two components: base salary and bonus, each of which is intended to complement the other and, taken together, to satisfy the compensation objectives of the Company and Citizens Bank as the case may be. With respect to the base salaries of each of the executive officers of the Company, the Board with respect to the President and Chief Executive Officer, and the Committee with respect to the executive officers of Citizens Bank, annually consider the job performance of the officer and the average salaries as published by the Illinois Bankers Association and the Bank Administrative Institute of all of those persons holding comparable positions at comparably sized bank holding companies and banks, as the case may be, in determining each officer's base salary. The base salaries of the officers are targeted at the average base salary levels of the comparative compensation group. The banks included in the Illinois Bankers Association and Bank Administrative Institute publications are not the same as the banks quoted in The Nasdaq Stock Market.

Bonuses are awarded to the President and Chief Executive Officer of the Company and the executive officers and branch managers of Citizens Bank based on a point system established by the Committee. These individuals earn points as a result of deposit growth, loan growth, and improvements in income, operating expenses, return on equity and/or return on deposits. The points earned determine the percentage to be paid as a bonus.

This report is submitted on behalf of the Board of Directors of the Company: Don
S. Browning, John Ernat, Donald E. Grubb, Thomas M. Longman, Dr. Harold C. Hutchinson, Jr., Thomas R. Lasier, Ervin I. Pietsch, Stephen W. Samet, Tony J. Sorcic and Craig O. Wesner.

                      COMMON STOCK PRICE PERFORMANCE GRAPH

The following Common Stock price performance graph compares the monthly change in the Company's cumulative total stockholder returns on its Common Stock commencing May 8, 1992, the effective date of the Company's initial public offering, with the cumulative total return of stock traded on The Nasdaq Stock Market and all banks traded on The Nasdaq Stock Market. The amounts shown assume the reinvestment of dividends.


==========================================================================================================================
CRSP TOTAL
RETURNS INDEX FOR:            12/31/92        12/31/93       12/30/94        12/29/95       12/31/96         12/31/97
--------------------------------------------------------------------------------------------------------------------------
PRINCETON NATIONAL              100.0          136.8           117.3          162.8           183.1            260.7
BANCORP, INC.
--------------------------------------------------------------------------------------------------------------------------
NASDAQ STOCK                    100.0          114.8           112.2          158.7           195.2            239.5
MARKET (US
COMPANIES)
--------------------------------------------------------------------------------------------------------------------------
NASDAQ BANK                     100.0          114.0           113.6          169.2           223.4            377.4
STOCKS SIC 6020-
6029, 6710-6719
US AND FOREIGN
==========================================================================================================================

As noted above, the Company's Common Stock began trading on The Nasdaq Stock Market under the symbol PNBC on May 8, 1992. Since that date, the Company's Common Stock has been lightly traded. On December 31, 1997 and February 27, 1998, the Record Date, the bid prices for the Common Stock as quoted by The Chicago Corporation were $24.75 and $25.75, respectively.

                              CERTAIN TRANSACTIONS

Several of the Company's directors and their affiliates, including corporations and firms of which they are officers or in which they or members of their families have an ownership interest, are customers of Citizens Bank. These persons, corporations and firms have had transactions in the ordinary course of business with Citizens Bank, including borrowings of material amounts, all of which, in the opinion of management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. It is the policy of Citizens Bank not to extend credit to certain designated executive officers thereof.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon its review of Forms 3, 4 and 5 and any amendment thereto furnished to the Company pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934, as amended, and written representations from the directors and executive officers that no other reports were required, the Company is not aware of any director, officer or beneficial holder of 10% of its Common Stock that failed to file any such reports on a timely basis during 1997, except that Mr. Samet filed three reports relating to three transactions that were filed late. These inadvertent oversights were promptly corrected upon being brought to his attention.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of February 27, 1998 the only persons or groups who are known to the Company to be the beneficial owners of more than 5% of the Common Stock were:



===================================================================================================================
                                                               AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP              PERCENT OF CLASS
-------------------------------------------------------------------------------------------------------------------
Citizens Bank's Trust Department
606 South Main Street
Princeton, Illinois 61356                                               216,905(1)                          8.1
-------------------------------------------------------------------------------------------------------------------
Invista Capital Management, Inc.
699 Walnut - 1500 Hub Tower
Des Moines, Iowa  50309                                                 262,150                             9.8
===================================================================================================================

(1) The trust department holds Common Stock in a fiduciary capacity under the nominee name of Jesco & Co. The trust department's policy is to pass the power to vote the shares held by it to the beneficiaries or co-fiduciaries of the trust accounts, but in certain cases the beneficiaries or co-fiduciaries request the trust department to vote their Common Stock by proxy.

                             1999 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 1999 Annual Meeting of Stockholders must submit the proposal in writing to the Company on or before November 3, 1998, in order for the proposal to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                OTHER MATTERS

Management of the Company does not intend to present any other matters for action at the annual meeting, and the management has not been informed that other persons intend to present any other matters for action at the meeting. However, if any other matters should properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon, pursuant to the proxy, in accordance with the recommendation of the management of the Company.

                                            By Order of the Board of Directors,



                                            Lou Ann Birkey
                                            Assistant Vice-President
                                            and Corporate Secretary
March 6, 1998

                                                                      Appendix A



                        PRINCETON NATIONAL BANCORP, INC.
                                STOCK OPTION PLAN


         1.       PURPOSE; EFFECTIVENESS OF THE PLAN

                  (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company and its Subsidiaries attract and retain the services of employees, officers and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company. The Plan is also established with the objective of encouraging Stock ownership by such employees, officers and directors and aligning their interests with those of stockholders.

                  (b) This Plan will become effective on the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company (excluding holders of shares of Option Stock issued by the Company under this Plan) within twelve months after that date. If the Plan is not approved by the stockholders of the Company, any Options granted under this Plan will be rescinded and void. This Plan will remain in effect until it is terminated by the Board under Section hereof, except that no Incentive Stock Option will be granted after the tenth anniversary of the date of this Plan's adoption by the Board.

         2. DEFINITIONS. Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any Stock Option Agreements entered into pursuant to this Plan:

                  (a) "10% Stockholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code at the time he or she is granted an Option, Stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of Stock of the Company and/or of its Subsidiaries.

                  (b) "1934 Act" means the federal Securities Exchange Act of 1934, as amended.

                  (c)      "Board" means the Board of Directors of the Company.

                  (d) A "Change in Control" of the Company shall have occurred:

                           (i) on the scheduled expiration date of a tender
                               offer by, or exchange offer by any
                               corporation, person, other entity or group
                               (other than the Company or any of its wholly owned Subsidiaries), to acquire Voting Stock of the Company if:

                                    (1)     after giving effect to such offer
                                            such corporation, person, other
                                            entity or group would own 25% or
                                            more of the Voting Stock of the
                                            Company;

                                    (2)     there shall have been filed
                                            documents with the Securities and
                                            Exchange Commission in connection
                                            therewith (or, if no such filing is
                                            required, public evidence that the
                                            offer has already commenced); and

                                    (3)     such corporation, person, other
                                            entity or group has secured all
                                            required regulatory approvals to own
                                            or control 25% or more of the Voting
                                            Stock of the Company;

                           (ii) if the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation in a transaction in which neither the Company nor any of its wholly owned Subsidiaries will be the surviving corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets to any corporation, person, other entity or group (other than the Company or any of its wholly owned Subsidiaries), and such definitive agreement is consummated;

                           (iii) if any corporation, person, other entity or group (other than the Company or any of its wholly owned Subsidiaries) becomes the Beneficial Owner (as defined in the Company's articles of incorporation) of Stock representing 25% or more of the Voting Stock of the Company; or

                           (iv) if during any period of two consecutive years Continuing Directors cease to comprise a majority of the Company's Board of Directors.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

                  (f) "Committee" means the Directors Personnel, Policy and Salary Committee of the Board of Directors of Citizens First National Bank; except that where there is no Directors Personnel, Policy and Salary Committee, the term "Committee" shall refer to any committee of Non-Employee Directors of the Board designated by the Board.

                  (g) "Company" means the Princeton National Bancorp, Inc., an Illinois corporation and its successor or successors.

                  (h)      "Continuing Director" means:

                           (i) any member of the Board of Directors of the Company at the beginning of any period of two consecutive years; and

                           (ii) any person who subsequently becomes a member of the Board of Directors of the Company; if

                           (iii) such person's nomination for election or election to the Board of Directors of the Company is recommended or approved by resolution of a majority of the Continuing Directors; or

                           (iv) such person is included as a nominee in a proxy statement of the Company distributed when a majority of the Board of Directors of the Company consists of Continuing Directors.

                  (i) "Disability" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code.

                  (j) "Disqualifying Disposition" means a disposition, as defined in Section 424(c)(1) of the Code, of Option Stock acquired pursuant to an ISO, which occurs either:

                           (i) within two years after the underlying Option is granted; or

                           (ii) within one year after the underlying Option is exercised.

                           Under Section 424(c)(1) of the Code, the term "disposition" includes a sale, exchange, gift, or a transfer of legal title, but does not include (A) a transfer from a decedent to an estate or a transfer by bequest or inheritance, (B) an exchange to which
                           Section 354, 355, 356, or 1036 (or so much of Section 1031 as relates to Section 1036) applies, or (C) a mere pledge or hypothecation.

                  (k) "Eligible Participants" means persons who, at a particular time, are employees, officers or directors of the Company or its Subsidiaries. With respect to ISOs only, this definition does not include persons who have been on leave of absence for greater than 90 days, unless re-employment is guaranteed by law or contract.

                  (l) "Fair Market Value" means, with respect to Option Stock and as of the date in question, the market price per share of such Stock determined by the Committee, consistent with the requirements of
                           Section 422 of the Code and to the extent consistent therewith:

                           (i) if the Stock was traded on a national stock exchange as of the date in question, then the Fair Market Value will be equal to the average of the high and low prices reported by the applicable composite transactions report for such date or, if no trading occurred on the applicable exchange for that date, for the latest trading date prior to such date.

                           (ii) if the Stock was traded on any other established market as of the date in question, then the Fair Market Value will be equal to the average of the high and low prices reported for such date or, if no trading occurred on the applicable exchange for that date, for the latest trading date prior to such date; or

                           (iii) if neither of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee on good faith on such basis as it deems appropriate.

                  (m) "ISO" or "Incentive Stock Option" means an Option, which is subject to certain holding requirements and tax benefits, and which qualifies as an "incentive stock option," as defined in Section 422 of the Code.

                  (n)      "Non-Employee Director" means a director who:

                           (i) is not currently an officer of the Company or its Subsidiaries, or otherwise currently employed by the Company or its Subsidiaries;

                           (ii) does not receive compensation, either directly or indirectly, from the Company or its Subsidiaries, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required in the Company's proxy statement;

                           (iii) does not possess an interest in any other transaction for which disclosure would be required in the Company's proxy statement; and

                           (iv) is not engaged in a business relationship for which disclosure would be required in the Company's proxy statement.

                  (o) "NSO" means any Option granted under this Plan whether designated by the Committee as a "non-qualified stock option," a "non-statutory stock option" or otherwise, other than an Option designated by the Committee as an ISO. The term "NSO" also includes any Option designated by the Committee as an ISO but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

                  (p) "Option" means a right granted pursuant to this Plan entitling the Optionee to acquire shares of Stock issued by the Company.

                  (q) "Option Agreement" means an agreement between the Company and an Eligible Participant to evidence the terms and conditions of the issuance of Options hereunder.

                  (r) "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option.

                  (s) "Option Stock" means Stock issued or issuable by the Company pursuant to the valid exercise of an Option.

                  (t) "Optionee" means an Eligible Participant to whom an Option is granted hereunder, and any transferee of such Option received pursuant to a Transfer authorized under this Plan.

                  (u) "Plan" means this Princeton National Bancorp, Inc., Stock Option Plan.

                  (v) "Retirement" means (i) in the case of an employee or officer, termination of employment with the Company or a Subsidiary on or after the date on which the employee would be able to commence receiving a monthly benefit from the Citizens First National Bank 401k and Profit Sharing Plan; and (ii) in the case of a director, the termination of service as a director after the attainment of age 70 1/2.

                  (w)      "Stock" means shares of the Company's common stock.

                  (x) "Subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code.

                  (y) "Transfer," with respect to Option Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Stock, including without limitation an assignment for the benefit of creditors of the Optionee, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Option Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Option Stock are transferred or awarded to the spouse of the Optionee or are required to be sold, or a transfer resulting from the filing by the Optionee of a petition for relief, or the filing of an involuntary petition against such Optionee, under the bankruptcy laws of the United States or of any other nation.

                  (z) "Voting Stock" shall mean those shares of the Company Stock entitled to vote generally in the election of directors.

         3. ELIGIBILITY. Options may be granted under this Plan only to persons who are Eligible Participants as of the time of such grant.

         4.       ADMINISTRATION

                  (a) Administration by the Committee. Except where the Committee is comprised solely of Non-Employee Directors, with respect to persons subject to the short-swing profit liability provisions of Section 16 of the 1934 Act, the Board of Directors will administer this Plan. In all other cases, the Committee will administer this Plan, but may delegate such powers or duties to employees of the Company or its Subsidiaries, as it deems appropriate.

                  (b) Authority and Discretion of Committee. The Committee will have full and final authority in its discretion, at any time subject only to the express terms, conditions and other provisions of the Company's articles of incorporation, bylaws and this Plan, and the specific limitations on such discretion set forth herein:

                           (i) to select and approve the persons to whom Options will be granted under this Plan from among the Eligible Participants, including the number of Options and the amount of Option Stock available for purchase under such Options so granted to each person;

                           (ii) to determine the period or periods of time during which Options may be exercised or become exercisable, the Option Price and the duration of such Options, the date on which Options are granted, and other matters to be determined by the Committee in connection with specific Option grants and Option Agreements as specified under this Plan; and

                           (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan.

                  (c) Designation of Options. Except as otherwise provided herein, the Committee will designate any Option granted hereunder either as an ISO or as an NSO. To the extent that the Fair Market Value of Stock, determined at the time the Option is granted, with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its Subsidiaries) exceeds $100,000, such Option will be treated as an NSO.

                  (d) Option Agreements. Options will be deemed granted hereunder only upon the execution and delivery of an Option Agreement by the Optionee and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon the authorization of such grant by the Committee.

         5. SHARES RESERVED FOR OPTIONS. Subject to Sections and of this Plan, the aggregate number of shares of Option Stock that may be issued and outstanding pursuant to the exercise of Options under this Plan (the "Option Pool") will not exceed 135,000 shares. Shares of Option Stock withheld as payment of an Option Price as described in subsection 6.(e) by the Company may be added back into the Option Pool and reissued. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired may also be added back into the Option Pool to be available for issuance.

         6. TERMS OF STOCK OPTION AGREEMENTS. Each Option granted pursuant to this Plan will be evidenced by an Option Agreement between the Company and the Eligible Participant to whom such Option is granted, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Without limiting the foregoing, the following terms and conditions will be considered a part of each Option Agreement (unless otherwise stated therein):

                  (a) Covenants of Optionee. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee, officer or director of the Company or its Subsidiaries.

                  (b) Option Vesting Periods. Except as otherwise provided herein, each Option Agreement will specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Option Vesting Period"). Such Option Vesting Periods will be determined by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

                  (c)      Exercise of the Option.

                           (i) Mechanics and Notice. Options may be exercised to the extent exercisable by giving written notice to the Company specifying the number of Options to be exercised, the date of the grant of the Option or Options to be exercised, the Option Price, the desired effective date of the exercise, the number of full shares of Option Stock to be retained by the Optionee after exercise, and the method of payment. Once written notice complying with the requirements of this subsection is received, the Committee or its designee shall promptly notify the Optionee of the amount of the Option Price and withholding taxes due, if either or both is applicable. Payment of any amounts owing shall be due immediately upon receipt of such notice.

                           (ii) Withholding Taxes. As a condition to the issuance of shares of Option Stock upon exercise of an Option granted under this Plan, the Optionee will pay to the Company in cash, through cashless exercise as described in subsection 6.(e), or in such other form as the Committee may determine in its discretion, the amount of the Company's tax withholding liability, if any, associated with such exercise. The Committee may prescribe a specific method of payment of such withholding, in its discretion. For purposes of this subsection 6.(c)(ii), "tax withholding liability" will mean all federal and state income taxes, social security tax, medicare tax and any other taxes applicable to the income arising from the transaction required by applicable law to be withheld by the Company.

                  (d) Payment of Option Price. Each Option Agreement will specify the Option Price, with respect to the exercise of Option Stock granted thereunder, which may be stated in terms of a fixed dollar amount, a percentage of Fair Market Value at the time of the grant, or such other method as determined by the Committee in its discretion. In no event will the Option Price for an ISO or NSO granted hereunder be less than the Fair Market Value (or, where an ISO Optionee is a 10% Stockholder, one hundred ten percent (110%) of such Fair Market Value) of the Option Stock at the time such ISO or NSO is granted. The Option Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee, in its discretion.

                  (e) Cashless Exercise. Optionee may pay all or a portion of the Option Price, and/or the tax withholding liability set forth in subsection 6.(c)(ii) above, if applicable, with respect to the exercise of an Option either by surrendering shares of Stock already owned by such Optionee or by withholding shares of Option Stock, provided that the Fair Market Value of such surrendered Stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith. To the extent that shares of Option Stock are withheld as payment of all or a portion of the Option

Price of an ISO, the withholding of such shares will be treated as a Disqualifying Disposition, and subject to Section 421(b) of the Code.

                  (f) Notice of Disqualifying Disposition. In the event of a Disqualifying Disposition, the Optionee will promptly give written notice to the Company of such disposition including information regarding the number of shares involved, the exercise price of the underlying Option through which the shares were acquired and the date of the Disqualifying Disposition.

                  (g) Termination of the Option. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be determined by the Committee in its discretion, during which the Option granted therein will be exercisable, not to exceed ten years from the date of grant
(the "Option Period"); provided that the Option Period will not exceed five years from the date of grant in the case of an ISO granted to a 10% Stockholder.

                           (i)      ISOs. To the extent not previously
                                    exercised, each ISO will terminate upon
                                    the expiration of the Option Period
                                    specified in the Option Agreement; provided, however, that, subject to the discretion of the Committee, each ISO will terminate, if earlier: (a) immediately after the date that the Optionee ceases to be an Eligible Participant for any reason other than death, Disability, or Retirement; (b) three years after the date that the Optionee ceases to be an Eligible Participant by reason of such person's death or Disability; provided, however, that the ISO will convert to an NSO if exercised more than twelve months after death or Disability; or (c) three years after the Optionee ceases to be an Eligible Participant by reason of such person's Retirement; provided, however, that the ISO will convert to an NSO if exercised more than three months after Retirement.

                           (ii)     NSOs. To the extent not previously
                                    exercised, each NSO will terminate upon
                                    the expiration of the Option Period
                                    specified in the Option Agreement; provided, however, that, subject to the discretion of the Committee, each NSO will terminate, if earlier: (a) immediately after the date that the Optionee ceases to be an Eligible Participant for any reason, other than death, Disability, or Retirement; or (b) three years after the date the Optionee ceases to be an Eligible Participant by reason of such person's death, Disability or Retirement.

                           (iii) Effect of Change in Control. Notwithstanding any other provision of this Plan, each Option will become fully exercisable upon the effective date of a Change in Control of the Company or a liquidation or dissolution of the Company.

                  (h) Transferability of Options. ISOs will be subject to Transfer by the Optionee only by will or the laws of descent and distribution. NSOs will be subject to Transfer by the Optionee only by will or the laws of descent and distribution or, at the discretion of the Committee, by direct gift to a family member, or gift to a family trust or family partnership. The terms "family member," "family trust" and "family partnership" shall have meanings consistent with Section 704 of the Code. Options will be exercisable only by the Optionee during his or her lifetime, or, with respect to an NSO, by any of the recipients of the Transfers specifically permitted by this subsection 6.(h).

                  (i) Compliance with Law. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, and Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal and state tax and securities laws. The right to exercise an Option will be further subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares of Option Stock called for by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Option Stock, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Committee, in its discretion.

                  (j) Stock Certificates. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Option Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this subsection 6.(j) have been complied with.

                  (k) Other Provisions. The Option Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

         7. ADJUSTMENTS UPON CHANGES IN STOCK. In the event of any change in the outstanding Stock of the Company as a result of a merger, reorganization, stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made:

         (a) in the aggregate number of shares of Option Stock in the Option
Pool;

         (b) in the Option Price and the number of shares of Option Stock that may be purchased pursuant to an outstanding Option granted hereunder;

         (c) in the exercise price of any rights of repurchase or of first refusal under this Plan; and

         (d) with respect to other rights and matters determined on a per share basis under this Plan or any associated Option Agreement.

         Any such adjustments will be made only by the Committee, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

         8. PROCEEDS FROM SALE OF OPTION STOCK. Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

         9. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options granted under this Plan, but in no event may the Committee change the Option Price as stated in the Option Agreement, if expressed as a fixed dollar amount, or the manner in which the Option Price is to be calculated as stated in the Option Agreement, if expressed as a percentage of Fair Market Value at the time of the grant or otherwise. Notwithstanding the foregoing, no modification of any Option will, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option previously granted under this Plan.

         10. AMENDMENT AND DISCONTINUANCE. The Committee may amend, and the Board may suspend or discontinue, this Plan at any time, provided that:

                  (a) No such action may, without the approval of the stockholders of the Company, increase the maximum total number of shares of Option Stock that may be granted to an individual over the term of this Plan, or materially increase (other than by reason of an adjustment pursuant to Section
7 hereof) the aggregate number of shares of Option Stock in the Option
Pool that may be granted pursuant to this Plan;

                  (b) No action of the Committee will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Committee specifically declares such action to be made for that purpose;

                  (c) No action of the Committee shall alter or impair any Option previously granted under this Plan without the consent of such affected Optionee.

         11. PLAN BINDING UPON SUCCESSORS. This Plan shall be binding upon and inure to the benefit of the Company, its Subsidiaries, and their respective successors and assigns, and Eligible Participants and their respective assigns, personal representatives, heirs, legatees and beneficiaries.

         12.     COMPLIANCE WITH RULE 16B-3. With respect to persons subject to
Section 16 of the 1934 Act, transactions under this Plan are intended to be exempt from short-swing profit liability. To the extent that any transaction made pursuant to the Plan may give rise to short-swing profit liability, the Committee may deem such transaction to be null and void, to the extent permitted by law and deemed advisable by the Committee.

         13. NOTICES. Any notice to be given to the Company under the terms of an Option Agreement will be addressed to Princeton National Bancorp, Inc., 606 S. Main Street, Princeton, Illinois 61356, Attention: President, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to the Optionee at the address provided to the Company by the Optionee. Any such notice will be deemed to be given when deposited in the United States mail at a post office or branch post office regularly maintained by the United States Postal Service, with postage fully prepaid, enclosed in a properly sealed envelope, and addressed as required under this Section.

         14. GOVERNING LAW. This Plan will be governed by, and construed in accordance with, the laws of the State of Illinois.

         15. COPIES OF PLAN. A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.

                                   *  *  *

p
Date Plan Adopted by Board of Directors: March 4, 1998


Date Plan Approved by Stockholders:
                                    ---------------------

                        PRINCETON NATIONAL BANCORP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       FOR ANNUAL MEETING OF STOCKHOLDERS


                                 April 14, 1998


                     - Please sign and return immediately -


The undersigned hereby appoints Lawrence DeVore, Roger Swan and John Isaacson or any of them as the attorneys and proxies of the undersigned, with full power of substitution, to represent and vote all shares of common stock of Princeton National Bancorp, Inc. (the "Company"), standing in the name of the undersigned at the close of business on February 27, 1998, at the Annual Meeting of Stockholders of the Company to be held at The Galleria, 1659 North Main Street, Princeton, Illinois, at 10 a.m., on Tuesday, April 14, 1998 or at any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present on all matters coming before said meeting, as follows:

(1)  Election of directors.               ___ WITHHOLD AUTHORITY to vote for all
     ___  FOR all nominees listed below       nominees listed below
          (other than any nominee whose
          name has been lined out)





                               CLASS III (2001)

                        Dr. Harold C. Hutchinson, Jr.
                               Thomas R. Lasier
                               Stephen W. Samet


YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY OF THE ABOVE NAMED NOMINEES BY LINING OUT THAT NOMINEE'S NAME.


                  (To be signed and dated on the reverse side)

(2)  Approval of the Princeton National Bancorp, Inc. Stock Option Plan

       ____FOR                   ____AGAINST                         ____ABSTAIN

(3) In their discretion, upon such other matters as may properly come before the Annual Meeting.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors and FOR Proposal 2.

Please fill in, date and sign this proxy and return it in the enclosed envelope. When signing as an executor, administrator, trustee, guardian, custodian, corporate officer or in any capacity other than individually, give your full title as such. If stock is held jointly, each joint owner should sign this proxy.


                                                    Date:______________________


                                                    ___________________________
                                                     (Stockholder's Signature)


                                                    ___________________________
                                                     (Stockholder's Signature)



The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.